================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 12, 1997

                         COMMISSION FILE NUMBER: 1-6828

                                STARWOOD LODGING
                                     TRUST
             (Exact name of registrant as specified in its charter)

                                    MARYLAND
                          (State or other jurisdiction
                       of incorporation or organization)

                                   52-0901263
                      (I.R.S. employer identification no.)

                      2231 EAST CAMELBACK ROAD., SUITE 410
                             PHOENIX, ARIZONA 85016
                        (Address of principal executive
                          offices, including zip code)

                                 (602) 852-3900
              (Registrant's telephone number, including area code)

                         COMMISSION FILE NUMBER: 1-7959

                          STARWOOD LODGING CORPORATION
             (Exact name of registrant as specified in its charter)

                                    MARYLAND
                          (State or other jurisdiction
                       of incorporation or organization)

                                   52-1193298
                      (I.R.S. employer identification no.)

                      2231 EAST CAMELBACK ROAD, SUITE 400
                             PHOENIX, ARIZONA 85016
                        (Address of principal executive
                          offices, including zip code)

                                 (602) 852-3900
              (Registrant's telephone number, including area code)

================================================================================

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) Pro Forma Financial Information. See Index to Financial Statements (page F-1).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

           STARWOOD LODGING TRUST                        STARWOOD LODGING CORPORATION

          By: /s/ RONALD C. BROWN                          By: /s/ ALAN M. SCHNAID
--------------------------------------------     --------------------------------------------
              Ronald C. Brown                                  Alan M. Schnaid
         Senior Vice President and                 Vice President and Corporate Controller
          Chief Financial Officer                        Principal Accounting Officer

Date: November 12, 1997

                           STARWOOD LODGING TRUST AND
                          STARWOOD LODGING CORPORATION

              INDEX TO PRO FORMA (UNAUDITED) FINANCIAL STATEMENTS

STARWOOD LODGING TRUST AND STARWOOD LODGING CORPORATION --
  PRO FORMA FINANCIAL STATEMENTS AS ADJUSTED FOR THE ITT AND
  WESTIN TRANSACTIONS................................................................    F-3
Starwood Lodging Trust and Starwood Lodging Corporation Unaudited Combined
  Consolidated Pro Forma Balance Sheet as of September 30, 1997......................    F-4
Starwood Lodging Trust Unaudited Consolidated Pro Forma Balance Sheet as of September
  30, 1997...........................................................................    F-5
Starwood Lodging Corporation Unaudited Consolidated Pro Forma Balance Sheet as of
  September 30, 1997.................................................................    F-6
Notes to the Unaudited Combined Consolidated and Separate Consolidated Pro Forma
  Balance Sheets as of September 30, 1997............................................    F-7
Starwood Lodging Trust and Starwood Lodging Corporation Unaudited Combined
  Consolidated Pro Forma Statements of Income for the nine months ended September 30,
  1997...............................................................................   F-10
Starwood Lodging Trust Unaudited Consolidated Pro Forma Statements of Income for the
  nine months ended September 30, 1997...............................................   F-11
Starwood Lodging Corporation Unaudited Consolidated Pro Forma Statements of Income
  for the nine months ended September 30, 1997.......................................   F-12
Starwood Lodging Trust and Starwood Lodging Corporation Unaudited Combined
  Consolidated Pro Forma Statements of Income for the year ended December 31, 1996...   F-13
Starwood Lodging Trust Unaudited Consolidated Pro Forma Statements of Income for the
  year ended December 31, 1996.......................................................   F-14
Starwood Lodging Corporation Unaudited Consolidated Pro Forma Statements of Income
  for the year ended December 31, 1996...............................................   F-15
Notes to the Unaudited Combined Consolidated and Separate Consolidated Pro Forma
  Statements of Operations for the nine months ended September 30, 1997 and the year
  ended December 31, 1996............................................................   F-16

ITT CORPORATION PRO FORMA FINANCIAL STATEMENTS
Unaudited Consolidated Pro Forma Balance Sheet as of September 30, 1997..............   F-18
Unaudited Consolidated Pro Forma Statement of Income for the nine months ended
  September 30, 1997.................................................................   F-19
Unaudited Consolidated Pro Forma Statement of Income for the year ended December 31,
  1996...............................................................................   F-20
Notes to Unaudited Pro Forma Consolidated Financial Statements.......................   F-21

STARWOOD LODGING TRUST AND STARWOOD LODGING CORPORATION --
  PRO FORMA FINANCIAL STATEMENTS AS ADJUSTED FOR THE WESTIN TRANSACTION..............   F-22
Starwood Lodging Trust and Starwood Lodging Corporation Unaudited Combined
  Consolidated Pro Forma Balance Sheet as of September 30, 1997......................   F-23
Starwood Lodging Trust Unaudited Consolidated Pro Forma Balance Sheet as of September
  30, 1997...........................................................................   F-24
Starwood Lodging Corporation Unaudited Consolidated Pro Forma Balance Sheet as of
  September 30, 1997.................................................................   F-25

Notes to the Unaudited Combined Consolidated and Separate Consolidated Pro Forma
  Balance Sheets as of September 30, 1997............................................   F-26
Starwood Lodging Trust and Starwood Lodging Corporation Unaudited Combined
  Consolidated Pro Forma Statement of Operations for the nine months ended September
  30, 1997...........................................................................   F-28
Starwood Lodging Trust Unaudited Consolidated Pro Forma Statement of Operations for
  the nine months ended September 30, 1997...........................................   F-29
Starwood Lodging Corporation Unaudited Consolidated Pro Forma Statement of Operations
  for the nine months ended September 30, 1997.......................................   F-30
Starwood Lodging Trust and Starwood Lodging Corporation Unaudited Combined
  Consolidated Pro Forma Statement of Operations for the year ended December 31,
  1996...............................................................................   F-31
Starwood Lodging Trust Unaudited Consolidated Pro Forma Statement of Operations for
  the year ended December 31, 1996...................................................   F-32
Starwood Lodging Corporation Unaudited Consolidated Pro Forma Statement of Operations
  for the year ended December 31, 1996...............................................   F-33
Notes to the Unaudited Combined Consolidated and Separate Consolidated Pro Forma
  Statements of Operations for the nine months ended September 30, 1997 and the year
  ended December 31, 1996............................................................   F-35

                           STARWOOD LODGING TRUST AND
                          STARWOOD LODGING CORPORATION

                      PRO FORMA COMBINED CONSOLIDATED AND
                      SEPARATE CONSOLIDATED BALANCE SHEETS

                               SEPTEMBER 30, 1997
                                  (UNAUDITED)

     The following unaudited pro forma combined consolidated and separate consolidated balance sheets are presented as if (i) the merger of Chess Acquisition Corp. ("Merger Sub"), a subsidiary of Starwood Lodging Corporation (the "Corporation"), with and into ITT Corporation ("ITT") (the "Merger") pursuant to the Agreement and Plan of Merger dated as of October 19, 1997 (the "Merger Agreement"), among ITT, the Corporation, Merger Sub and Starwood Lodging Trust (the "Trust" and, together with the Corporation, the "Company" or "Starwood Lodging"), as Starwood Lodging has proposed to amend the Merger Agreement, and assuming that ITT shareholders elect to receive 30% of the aggregate consideration in cash, and (ii) the acquisition by Starwood Lodging and certain of its affiliates of Westin Hotels & Resorts Worldwide, Inc. ("Westin Worldwide"), W&S Lauderdale Corp. ("Lauderdale"), W&S Seattle Corp. ("Seattle"), Westin St. John Hotel Company, Inc. ("St. John"), W&S Denver Corp. ("Denver") and W&S Atlanta Corp. ("Atlanta" and, together with Westin Worldwide, Lauderdale, Seattle, St. John and Denver, "Westin") pursuant to the Transaction Agreement dated as of September 8, 1997 (the "Transaction Agreement"), among the Trust, SLT Realty Limited Partnership ("Realty"), the Corporation, SLC Operating Limited Partnership ("Operating" and, together with Realty, the "Partnerships"), WHWE L.L.C., Woodstar Investor Partnership, Nomura Asset Capital Corporation, Juergen Bartels, Westin Worldwide, Lauderdale, Seattle, St. John, Denver, Atlanta and W&S Hotel L.L.C., had occurred as of September 30, 1997.

     The unaudited pro forma combined consolidated and separate consolidated balance sheets should be read in conjunction with the separate consolidated and combined consolidated historical financial statements of the Trust and the Notes thereto included in the Starwood Lodging Joint Annual Report on Form 10-K for the year ended December 31, 1996, the unaudited separate and combined financial statements and related notes of Starwood Lodging included in its Joint Quarterly Reports on Form 10-Q for the quarters ended March 31, 1997, June 30, 1997 and September 30, 1997, and the historical financial statements of Westin and the Notes thereto included in the Starwood Lodging Joint Current Report on Form 8-K dated September 9, 1997, each of which are incorporated by reference in this Joint Current Report on Form 8-K. In management's opinion, all pro forma adjustments necessary to reflect the effects of the acquisition of ITT and Westin have been made.

     The unaudited pro forma combined consolidated and separate consolidated balance sheets are not necessarily indicative of what the actual financial position of the Company would have been as of September 30, 1997, nor do they purport to represent the future financial position of the Company.

            STARWOOD LODGING TRUST AND STARWOOD LODGING CORPORATION

            UNAUDITED COMBINED CONSOLIDATED PRO FORMA BALANCE SHEET
                            AS OF SEPTEMBER 30, 1997
                                 (IN MILLIONS)

                                                                                             PRO FORMA
                                                       PRO FORMA                             STARWOOD
                                         PRO FORMA     STARWOOD       PRO FORMA               LODGING
                                            ITT         LODGING      ADJUSTMENTS              AND ITT
                                         ---------     ---------     -----------             ---------
                                            (A)           (B)
ASSETS

Total current assets...................   $ 1,302       $   278        $                      $ 1,580
Plant, property and equipment, net.....     4,667         3,198                                 7,865
Investments............................       328            78                                   406
Goodwill and other intangibles, net....     1,529           857          2,588(C)               4,974
Other assets...........................     1,256           194                                 1,450
                                           ------        ------        -------                 ------
                                          $ 9,082       $ 4,605        $ 2,588                $16,275
                                           ======        ======        =======                 ======

LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES

Notes payable and current maturities of
  long-term debt.......................   $   232       $   195        $                      $   427
Other current liabilities..............     1,240           108                                 1,348
Long-term debt.........................     3,362         1,950          3,362(D)               8,674
Deferred income taxes and other
  liabilities..........................       651           180                                   831
                                           ------        ------        -------                 ------
                                            5,485         2,433          3,362                 11,280
                                           ------        ------        -------                 ------
Minority interest......................       228           332             16(E)                 576

Class B Exchangeable preferred pro
  forma shares, at redemption value....                     204                                   204

SHAREHOLDERS' EQUITY

Trust shares of beneficial interest....                       1              1                      2
Class A Exchangeable preferred pro
  forma shares.........................
Corporation common stock...............     2,916             1         (2,915)(G)                  2
Additional paid-in capital.............                   1,938          2,401(E),(G),(H)       4,339
Cumulative translation adjustment......      (128)                                               (128)
Retained earnings......................       581          (304)          (277)(H)
                                           ------        ------        -------                 ------
                                            3,369         1,636           (790)                 4,215
                                           ------        ------        -------                 ------
                                          $ 9,082       $ 4,605        $ 2,588                $16,275
                                           ======        ======        =======                 ======

         See accompanying Notes to the Unaudited Combined Consolidated and Separate Consolidated Pro Forma Balance Sheet.

                             STARWOOD LODGING TRUST

                 UNAUDITED CONSOLIDATED PRO FORMA BALANCE SHEET
                            AS OF SEPTEMBER 30, 1997
                                 (IN MILLIONS)

                                                                                             PRO FORMA
                                             PRO FORMA     PRO FORMA      PRO FORMA            TRUST
                                                ITT          TRUST       ADJUSTMENTS          AND ITT
                                             ---------     ---------     -----------         ---------
                                                (A)           (B)
ASSETS
Total current assets.......................   $             $    52        $                  $    52
Plant, property and equipment, net.........                   2,785                             2,785
Investments................................                      72                                72
Mortgage and other notes receivable from
  Corporation..............................                     536          2,013(F)           2,549
Goodwill and other intangibles, net........                     654                               654
Other assets...............................                     165                               165
                                               ------        ------         ------             ------
                                              $             $ 4,264        $ 2,013            $ 6,277
                                               ======        ======         ======             ======
LIABILITIES AND SHAREHOLDERS' EQUITY
LIABILITIES
Notes payable and current maturities of
  long-term debt...........................   $             $   194        $                  $   194
Other current liabilities..................                      47                                47
Long-term debt.............................                   1,950                             1,950
                                                             ------         ------             ------
                                                              2,191                             2,191
                                                             ------         ------             ------
Minority interest..........................                     315            (15)(E)            300
Class B Exchangeable preferred pro forma
  shares, at redemption value..............                     204                               204
SHAREHOLDERS' EQUITY
Trust shares of beneficial interest........                       1              1                  2
Class A Exchangeable preferred pro forma
  shares...................................                      --                                --
Additional paid-in capital.................                   1,773          2,027(E),(F)       3,800
Retained earnings..........................                    (220)                             (220)
                                               ------        ------         ------             ------
                                                              1,554          2,028              3,582
                                               ------        ------         ------             ------
                                              $             $ 4,264        $ 2,013            $ 6,277
                                               ======        ======         ======             ======

       See accompanying Notes to the Unaudited Combined Consolidated and
                 Separate Consolidated Pro Forma Balance Sheet.

                          STARWOOD LODGING CORPORATION
                 UNAUDITED CONSOLIDATED PRO FORMA BALANCE SHEET
                            AS OF SEPTEMBER 30, 1997

                                 (IN MILLIONS)

                                                                                                        PRO FORMA
                                                  PRO FORMA    PRO FORMA     PRO FORMA                 CORPORATION
                                                     ITT      CORPORATION   ADJUSTMENTS                  AND ITT
                                                  ---------   -----------   -----------                -----------
                                                     (A)          (B)
ASSETS
Total current assets............................   $ 1,302       $ 226        $                          $ 1,528
Plant, property and equipment, net..............     4,667         413                                     5,080
Investments.....................................       328           6                                       334
Goodwill and other intangibles, net.............     1,529         203          2,588(C)                   4,320
Other assets....................................     1,256          29                                     1,285
                                                    ------        ----         ------                    -------
                                                   $ 9,082       $ 877        $ 2,588                    $12,547
                                                    ======        ====         ======                    =======
LIABILITIES AND SHAREHOLDERS' EQUITY
LIABILITIES
Notes payable and current maturities of
  long-term debt................................   $   232       $   1        $                          $   233
Other current liabilities.......................     1,240          61                                     1,301
Mortgage and other notes payable to Trust.......                   536          2,013(F)                   2,549
Long-term debt..................................     3,362                      3,362(D)                   6,724
Deferred income taxes and other liabilities.....       651         180                                       831
                                                    ------        ----         ------                    -------
                                                     5,485         778          5,375                     11,638
                                                    ------        ----         ------                    -------
Minority interest...............................       228          17             31(E)                     276
SHAREHOLDERS' EQUITY
Corporation common stock........................     2,916           1         (2,915)(G)                      2
Additional paid-in capital......................                   165            374(E),(F),(G),(H)         539
Cumulative translation adjustment...............      (128)                                                 (128)
Retained earnings...............................       581         (84)          (277)(H)                    220
                                                    ------        ----         ------                    -------
                                                     3,369          82         (2,818)                       633
                                                    ------        ----         ------                    -------
                                                   $ 9,082       $ 877        $ 2,588                    $12,547
                                                    ======        ====         ======                    =======

       See accompanying Notes to the Unaudited Combined Consolidated and
                 Separate Consolidated Pro Forma Balance Sheet.

                           STARWOOD LODGING TRUST AND
                          STARWOOD LODGING CORPORATION

           NOTES TO THE UNAUDITED COMBINED CONSOLIDATED AND SEPARATE
                     CONSOLIDATED PRO FORMA BALANCE SHEETS
                            AS OF SEPTEMBER 30, 1997

NOTE 1.  BASIS OF PRESENTATION

     The Trust and the Corporation have unilateral control of Realty and Operating, respectively, and, therefore, the historical financial statements of Realty and Operating are consolidated with those of the Trust and the Corporation, respectively. Unless the context otherwise requires, all references to the "Trust" and the "Corporation" include the Trust and the Corporation and those entities respectively owned or controlled by the Trust or the Corporation, including Realty and Operating, respectively.

NOTE 2.  ITT ACQUISITION

     On October 19, 1997, ITT agreed to the Merger with Merger Sub, a subsidiary of the Corporation. The terms of the Merger are set forth in the Merger Agreement. Pursuant to the Merger Agreement, each share of ITT's common stock, no par value ("ITT Common Stock"), together with the associated preferred share purchase right of ITT, will be converted into the right to receive shares of common stock, par value $0.01 per share, of the Corporation ("Corporation Shares") and shares of beneficial interest, par value $0.01 per share, of the Trust ("Trust Shares" and, when paired with the Corporation Shares, "Paired Shares") aggregating $67.00 per share in value, subject to certain collar provisions, and $15.00 in cash. As a result of the Merger, ITT will be wholly owned by the Corporation and the Trust.

     On November 7, 1997, Starwood Lodging announced that it had proposed to amend the Merger Agreement to increase the consideration to be paid in the Merger to $85 per share of ITT Common Stock, with ITT shareholders able to elect to receive up to 30% (but not less than 18%) of the aggregate consideration (calculated at $85 per share) in cash, with the remainder to be paid in Paired Shares (subject to such collar provisions). In addition, such consideration would be increased (in cash) by 7% per annum to the extent the Merger occurs after February 1, 1998.

  Accounting Treatment

     Starwood Lodging will account for the Merger as a purchase in accordance with Accounting Principles Board Opinion No. 16. Purchase accounting for a combination is similar to the accounting treatment used in the acquisition of any asset group. Although the Trust and the Corporation are issuing paired shares to ITT stockholders and will be the surviving reporting companies following the Merger, the Trust and the Corporation are considered the acquired companies for accounting purposes because the ITT stockholders will represent the majority shareholders of Starwood Lodging. The fair market value of the pro forma paired shares and Partnership units held by the Starwood Lodging shareholders and the Partnerships' unit holders, respectively (using the closing stock price of $57.75 on October 27, 1997), is used as the valuation basis for the combination. The assets and liabilities of Starwood Lodging are revalued to their respective fair market values at the combination date. The pro forma financial statements of Starwood Lodging reflect the combined operations from the date of the combination. Certain reclassifications have been made to the pro forma Starwood Lodging balance sheets to conform to the presentation of the ITT balance sheet.

NOTE 3.  PRO FORMA ADJUSTMENTS

          (A) Represents ITT's pro forma balance sheet as of September 30, 1997 reflecting the sale of shares of Alcatel Alsthom owned by ITT, the sale of ITT's 39.8% ownership interest in Madison Square Garden, certain restructuring charges taken by ITT and costs associated with an unsolicited tender offer by Hilton Hotel Corporation for shares of ITT (see page F-18 through F-21).

          (B) Represents Starwood Lodging's pro forma combined consolidated and separate consolidated balance sheets as of September 30, 1997, as adjusted for the acquisition of Westin (see pages F-22 through F-27).

          (C) Represents the purchase consideration in excess of the fair market value of the combined net assets of Starwood Lodging. The amount attributable to goodwill will be analyzed following the consummation of the Merger to determine whether any amounts should be specifically allocated to properties or other assets.

          (D) Represents the additional debt to be incurred to finance (i) the $25.50 per share cash portion of the purchase price of the shares to be acquired from ITT stockholders and (ii) the cash necessary to retire approximately 8.7 million ITT stock options.

          (E) Represents the adjustment to minority interest to reflect the approximate 6.6% pro forma minority interest of the Partnership units plus the minority interests of certain joint ventures.

          (F) Represents the consideration paid to the Trust by the Corporation for the Trust's interest in ITT, net of a special dividend by the Trust (and contribution to the Corporation by holders of paired shares immediately prior to the Merger) of a portion of such consideration in the expected amount of $1.5 billion.

          (G) Represents a reclassification of ITT's common stock to additional paid-in capital to conform to Starwood Lodging's par value of $0.01 per share.

          (H) Represents the elimination of the combined consolidated retained earnings resulting from the payment of the $25.50 per share cash portion of the consideration paid to ITT stockholders in connection with the Merger.

                             STARWOOD LODGING TRUST
                                      AND
                          STARWOOD LODGING CORPORATION

                      PRO FORMA COMBINED CONSOLIDATED AND
                 SEPARATE CONSOLIDATED STATEMENTS OF OPERATIONS

              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997 AND THE
                          YEAR ENDED DECEMBER 31, 1996
                                  (UNAUDITED)

     The following unaudited combined consolidated and separate consolidated pro forma statements of operations for the nine months ended September 30, 1997 and the year ended December 31, 1996 give effect as of January 1, 1996 to the pending acquisitions of ITT (pursuant to the Merger Agreement as proposed to be amended by Starwood Lodging and assuming that ITT shareholders elect to receive 30% of the aggregate consideration in cash) and Westin. The pro forma information is based upon historical information and does not purport to present what actual results would have been had such transactions, in fact, occurred at January 1, 1996, or to project results for any future period. Historical Trust and Corporation results are for the nine months ended September 30, 1997 and the year ended December 31, 1996. The historical ITT results and Westin results are for the nine months ended September 30, 1997 and the year ended December 31, 1996.

     Historical Trust and Corporation results include the results of the properties acquired in 1996 (the Westin in Washington, D.C. -- acquired on January 4, a 58.2% interest in the Park Plaza in Boston,
Massachusetts -- acquired on January 24, the Doubletree Guest Suites DFW Airport in Irving, Texas, the Doubletree Guest Suites in Ft. Lauderdale, Florida and the Westin Hotel in Tampa, Florida -- all three acquired on April 26, the Midland Hotel in Chicago, Illinois -- acquired on March 22, the Clarion Hotel -- San Francisco Airport in Milbrae, California -- acquired on April 25, the Westin at the Philadelphia International Airport in Philadelphia, Pennsylvania -- acquired on June 3, the Days Inn in Philadelphia, Pennsylvania -- acquired on July 1, a portfolio of 8 hotels owned by an institution consisting of the Ritz Carlton in Kansas City, Missouri, the Ritz Carlton in Philadelphia, Pennsylvania, the Westin Hotel in Waltham, Massachusetts, the Westin LAX in Los Angeles, California, the Westin Horton Plaza in San Diego, California, the Westin Hotel Concourse in Atlanta, Georgia, the Doubletree Grand at Mall of America in Bloomington, Minnesota and the Wyndham Hotel in Ft. Lauderdale, Florida -- all acquired on August 12, a portfolio of 9 hotels owned by Hotels of Distinction Ventures, Inc. consisting of the Hotel Park Tucson in Tucson, Arizona, the Embassy Suites in Palm Desert, California, the Marque in Atlanta, Georgia, the Arlington Park Hilton in Arlington Heights, Illinois, the Sheraton Needham in Needham, Massachusetts, the Sheraton Minneapolis Metrodome in Minneapolis, Minnesota, the Embassy Suites in St. Louis, Missouri, the Radisson Marque in Winston-Salem, North Carolina (this property was sold in April, 1997) and the Allentown Hilton in Allentown, Pennsylvania -- all acquired on August 16 except the Sheraton Minneapolis Metrodome which closed on September 5, the Marriott Forrestal Village in Princeton, New Jersey -- acquired on August 29, the Doral Court and Doral Tuscany both in New York, New York -- acquired on September 19, and a 93.5% interest in the Westwood Marquis Hotel & Gardens in Westwood, California -- acquired on December 31) and the properties acquired in 1997 (the Deerfield Beach Hilton in Deerfield Beach, Florida -- acquired on January 8, the Radisson Denver South in Denver, Colorado -- acquired on January 17, the Embassy Suites Hotel in Atlanta, Georgia, the BWI Airport Marriott in Baltimore, Maryland, the Charleston Hilton North in Charleston, South Carolina, the Crowne Plaza Edison in Edison, New Jersey, the Courtyard by Marriott Crystal City in Arlington, Virginia, the Novi Hilton in Novi, Michigan, the Omni Waterside Hotel in Norfolk, Virginia, the Park Ridge Hotel in King of Prussia, Pennsylvania, the Sheraton Hotel in Long Beach, California, and the Sonoma County Hilton in Santa Rosa, California -- all acquired on February 14, the Days Inn Lake Shore Drive in Chicago, Illinois -- acquired February 21, the Hermitage Suites Hotel in Nashville, Tennessee -- acquired on March 11, the Hotel De La Poste in New Orleans, Louisiana -- acquired on March 12, the San Diego Marriott Suites in San Diego, California -- acquired on April 3, the Tremont Hotel in Chicago,
Illinois -- acquired on April 4, the Raphael Hotel in Chicago,
Illinois -- acquired May 7, the Stamford Sheraton in Stamford,
Connecticut -- acquired on June 9, the Radisson Plaza Hotel in Southfield, Michigan -- acquired on July 10, the Westin Regina Resort in Los Cabos, Mexico, the Westin Regina Resort in Cancun, Mexico, and the Westin Regina Resort in Puerto Vallarta, Mexico -- acquired on August 21, a portfolio of 15 hotels, owned by Flatley Co./Tara Hotels, located in the Northeastern United
States -- acquired on September 11, the Crowne Plaza in New Orleans,
Louisiana -- acquired on September 16, and One Washington Circle in Washington, D.C. -- acquired on September 30) from their respective dates of acquisition.

            STARWOOD LODGING TRUST AND STARWOOD LODGING CORPORATION

         UNAUDITED COMBINED CONSOLIDATED PRO FORMA STATEMENTS OF INCOME
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                    (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                                                             PRO FORMA
                                                                 PRO FORMA                   STARWOOD
                                                    PRO FORMA     STARWOOD      PRO FORMA      LODGING
                                                       ITT        LODGING     ADJUSTMENTS     AND ITT
                                                    --------     ---------    -----------    ---------
                                                       (A)          (B)

Revenues..........................................   $ 4,897       $ 911         $            $ 5,808
Costs and expenses:
  Salaries, benefits and other operating..........     3,567         556                        4,123
  Selling, general and administrative.............       600          59                          659
  Restructuring charge............................
  Depreciation and amortization...................       220         170            49(C)         439
                                                      ------        ----         -----         ------
                                                       4,387         785            49          5,221
                                                      ------        ----         -----         ------
                                                         510         126           (49)           587
Interest expense, net.............................      (126)        (80)         (189)(D)       (395)
Miscellaneous income (expense), net...............        12                                       12
Provision for income taxes........................      (166)        (12)          121(F)         (57)
Minority interest.................................       (23)         (8)           (2)(G)        (33)
                                                      ------        ----         -----         ------
Net income........................................   $   207       $  26         $(119)       $   114
                                                      ======        ====         =====         ======
Earnings per share................................   $  1.75                                  $  0.60
                                                      ======                                   ======
Weighted average number of paired shares..........       118                                      191
                                                      ======                                   ======

       See accompanying Notes to the Unaudited Combined Consolidated and
           Separate Consolidated Pro Forma Statements of Operations.

                             STARWOOD LODGING TRUST

             UNAUDITED CONSOLIDATED PRO FORMA STATEMENTS OF INCOME
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                    (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                                                             PRO FORMA
                                                PRO FORMA      PRO FORMA      PRO FORMA        TRUST
                                                    ITT          TRUST       ADJUSTMENTS      AND ITT
                                                --------       ---------     -----------     ---------
                                                   (A)            (B)

Revenues.......................................    $             $ 245          $ 128(E)       $ 373
Costs and expenses:
  Selling, general and administrative..........                      7                             7
  Depreciation and amortization................                    143                           143
                                                    ----          ----           ----          -----
                                                                   150                           150
                                                    ----          ----           ----          -----
                                                                    95            128            223
Interest expense, net..........................                    (80)                          (80)
Minority interest..............................                     (3)            (6)(G)         (9)
                                                    ----          ----           ----          -----
Net income.....................................    $             $  12          $ 122          $ 134
                                                    ====          ====           ====          =====
Earnings per share.............................    $                                           $0.70
                                                    ====                                       =====
Weighted average number of shares of beneficial
  interest.....................................                                                  191
                                                    ====                                       =====

       See accompanying Notes to the Unaudited Combined Consolidated and
           Separate Consolidated Pro Forma Statements of Operations.

                          STARWOOD LODGING CORPORATION

             UNAUDITED CONSOLIDATED PRO FORMA STATEMENTS OF INCOME
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                    (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                                                              PRO FORMA
                                             PRO FORMA      PRO FORMA       PRO FORMA         CORPORATION
                                               ITT         CORPORATION     ADJUSTMENTS         AND ITT
                                             ---------     -----------     -----------        ---------
                                                (A)              (B)

Revenues...................................   $ 4,897         $ 893           $                $ 5,790

Costs and expenses:
  Salaries, benefits and other operating...     3,567           752                              4,319
  Selling, general and administrative......       600            52                                652
  Depreciation and amortization............       220            27              49(C)             296
                                               ------          ----           -----             ------
                                                4,387           831              49              5,267
                                               ------          ----           -----             ------
                                                  510            62             (49)               523

Interest expense, net......................      (126)          (31)           (317)(D)(E)        (474)
Miscellaneous income (expense), net........        12                                               12

Provision for income taxes.................      (166)          (12)            121(F)             (57)
Minority interest..........................       (23)           (5)              4(G)             (24)
                                               ------          ----           -----             ------
Net income (loss)..........................   $   207         $  14           $(241)           $   (20)
                                               ======          ====           =====             ======
Earnings (loss) per share..................   $  1.75                                          $ (0.10)
                                               ======                                           ======
Weighted average number of shares of common
  stock....................................       118                                              191
                                               ======                                           ======

       See accompanying Notes to the Unaudited Combined Consolidated and
           Separate Consolidated Pro Forma Statements of Operations.

            STARWOOD LODGING TRUST AND STARWOOD LODGING CORPORATION

         UNAUDITED COMBINED CONSOLIDATED PRO FORMA STATEMENTS OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                    (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                                                             PRO FORMA
                                                                 PRO FORMA                   STARWOOD
                                                    PRO FORMA     STARWOOD      PRO FORMA      LODGING
                                                      ITT         LODGING     ADJUSTMENTS     AND ITT
                                                    ---------    ---------    -----------    ---------
                                                       (A)           (B)

Revenues..........................................   $ 6,597       $ 776         $            $ 7,373
Costs and expenses:
  Salaries, benefits and other operating..........     4,755         475                        5,230
  Selling, general and administrative.............       838          68                          906
  Depreciation and amortization...................       276         143            65(C)         484
                                                      ------        ----         -----         ------
                                                       5,869         686            65          6,620
                                                      ------        ----         -----         ------
                                                         728          90           (65)           753
Interest expense, net.............................      (138)        (76)         (252)(D)       (466)
Provision for income taxes........................      (249)        (10)          161(F)         (98)
Minority interest.................................       (40)         (2)           (7)(G)        (49)
                                                      ------        ----         -----         ------
Net income........................................   $   301       $   2         $(163)       $   140
                                                      ======        ====         =====         ======
Earnings per share................................   $  2.55                                  $  0.80
                                                      ======                                   ======
Weighted average number of paired shares..........       118                                      174
                                                      ======                                   ======

       See accompanying Notes to the Unaudited Combined Consolidated and
           Separate Consolidated Pro Forma Statements of Operations.

                             STARWOOD LODGING TRUST

             UNAUDITED CONSOLIDATED PRO FORMA STATEMENTS OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                    (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                                                             PRO FORMA
                                                 PRO FORMA     PRO FORMA      PRO FORMA        TRUST
                                                    ITT          TRUST       ADJUSTMENTS      AND ITT
                                                 ---------     ---------     -----------     ---------
                                                    (A)           (B)
Revenues.......................................    $             $ 185          $ 171(E)       $ 356

Costs and expenses:
  Selling, general and administrative..........                      4                             4
  Depreciation and amortization................                    116                           116
                                                    ----          ----           ----           ----
                                                                   120                           120
                                                    ----          ----           ----           ----
                                                                    65            171            236

Interest expense, net..........................                    (75)                          (75)
Minority interest..............................                                    (9)(G)         (9)
                                                    ----          ----           ----           ----
Net income.....................................    $             $ (10)         $ 162          $ 152
                                                    ====          ====           ====           ====
Earnings per share.............................    $                                           $0.87
                                                    ====                                        ====
Weighted average number of shares of beneficial
  interest.....................................                                                  174
                                                    ====                                        ====

       See accompanying Notes to the Unaudited Combined Consolidated and
           Separate Consolidated Pro Forma Statements of Operations.

                          STARWOOD LODGING CORPORATION

             UNAUDITED CONSOLIDATED PRO FORMA STATEMENTS OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                    (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                                                                 PRO FORMA
                                      PRO FORMA            PRO FORMA           PRO FORMA        CORPORATION
                                         ITT              CORPORATION         ADJUSTMENTS         AND ITT
                                    -------------    ---------------------    -----------       -----------
                                         (A)                  (B)
Revenues..........................     $ 6,597               $ 754               $                $ 7,351
Costs and expenses:
  Salaries, benefits and other
     operating....................       4,755                 601                                  5,356
  Selling, general and
     administrative...............         838                  64                                    902
  Depreciation and amortization...         276                  27                  65(C)             368
                                        ------                ----                ----             ------
                                         5,869                 692                  65              6,626
                                        ------                ----                ----             ------
                                           728                  62                 (65)               725
Interest expense, net.............        (138)                (38)               (423)(D)(E)        (599)
Provision for income taxes........        (249)                (10)                161(F)             (98)
Minority interest.................         (40)                 (2)                  2(G)             (40)
                                        ------                ----                ----             ------
Net income (loss).................     $   301               $  12               $(325)           $   (12)
                                        ======                ====                ====             ======
Earnings (loss) per share.........     $  2.55                                                    $ (0.07)
                                        ======                                                     ======
Weighted average number of shares
  of common stock.................         118                                                        174
                                        ======                                                     ======

       See accompanying Notes to the Unaudited Combined Consolidated and
           Separate Consolidated Pro Forma Statements of Operations.

                           STARWOOD LODGING TRUST AND
                          STARWOOD LODGING CORPORATION

                NOTES TO THE UNAUDITED COMBINED CONSOLIDATED AND
            SEPARATE CONSOLIDATED PRO FORMA STATEMENTS OF OPERATIONS
              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997 AND THE
                          YEAR ENDED DECEMBER 31, 1996

NOTE 1. BASIS OF PRESENTATION

     The Trust and the Corporation have unilateral control of Realty and Operating, respectively, and, therefore, the historical financial statements of Realty and Operating are consolidated with those of the Trust and the Corporation, respectively. Unless the context otherwise requires, all references to the "Trust" and the "Corporation" include the Trust and the Corporation and those entities respectively owned or controlled by the Trust or the Corporation, including Realty and Operating.

NOTE 2.  ITT ACQUISITION

     On October 19, 1997, ITT agreed to the Merger with Merger Sub, a subsidiary of the Corporation. The terms of the Merger are set forth in the Merger Agreement. Pursuant to the Merger Agreement, each share of ITT Common Stock, together with the associated preferred share purchase right of ITT, will be converted into the right to receive Paired Shares aggregating $67.00 per share in value, subject to certain collar provisions, and $15.00 in cash. As a result of the Merger, ITT will be wholly owned by the Corporation and the Trust.

     On November 7, 1997, Starwood Lodging announced that it had proposed to amend the Merger Agreement to increase the consideration to be paid in the Merger to $85 per share of ITT Common Stock, with ITT shareholders able to elect to receive up to 30% (but not less than 18%) of the aggregate consideration (calculated at $85 per share) in cash, with the remainder to be paid in Paired Shares (subject to such collar provisions). In addition, such consideration would be increased (in cash) by 7% per annum to the extent the Merger occurs after February 1, 1998.

Accounting Treatment

     Starwood Lodging will account for the Merger as a purchase in accordance with Accounting Principles Board Opinion No. 16. Purchase accounting for a combination is similar to the accounting treatment used in the acquisition of any asset group. Although the Trust and the Corporation are issuing paired shares to ITT stockholders and will be the surviving reporting companies following the Merger, the Trust and the Corporation are considered the acquired companies for accounting purposes because the ITT stockholders will represent the majority shareholders of Starwood Lodging. The fair market value of the pro forma paired shares and Partnership units held by the Starwood Lodging shareholders and the Partnerships' unit holders, respectively (using the closing stock price of $57.75 on October 27, 1997), is used as the valuation basis for the combination. The assets and liabilities of Starwood Lodging are revalued to their respective fair market values at the combination date. The pro forma financial statements of the Starwood Lodging reflect the combined operations from date of combination. Certain reclassifications have been made to Starwood Lodging's pro forma statements of operations to conform to the presentation of the ITT statements of income.

NOTE 3. PRO FORMA ADJUSTMENTS

     (A) Represents ITT's pro forma statements of income for the nine months ended September 30, 1997 and the year ended December 31, 1996 reflecting the sale of shares of Alcatel Alsthom owned by ITT, the sale of ITT's 39.8% ownership interest in Madison Square Garden, certain restructuring charges taken by ITT and costs associated with an unsolicited tender offer by Hilton Hotel Corporation for shares of ITT (see pages F-18 through F-21).

     (B) Represents Starwood Lodging's combined consolidated and separate consolidated pro forma statements of operations for the nine months ended September 30, 1997 and the year ended December 31, 1996, as adjusted for the pending acquisition of Westin (see pages F-28 through F-39).

     (C) Represents the amortization expense related to the goodwill recorded as a result of the purchase consideration exceeding the fair market of the combined net assets of Starwood Lodging. (See note (C) on page F-7).

     (D) Represents interest expense, using an average interest rate of 7.5%, on the additional debt incurred to finance (i) the $25.50 per share cash portion of the purchase price of the shares to be acquired from ITT stockholders and (ii) the cash necessary to retire approximately 8.7 million ITT stock options.

     (E) Represents interest expense, using an average interest rate of 8.5%, on notes receivable, issued by the Corporation to the Trust, as consideration for the Trust's interest in ITT.

     (F) Represents the tax effect of the additional interest expense described in notes (D) and (E) above.

     (G) Represents the adjustment to the minority interest to reflect the weighted average pro forma minority interest of the Partnership units and the minority interests of certain joint ventures.

                                ITT CORPORATION

                 UNAUDITED CONSOLIDATED PRO FORMA BALANCE SHEET
                            AS OF SEPTEMBER 30, 1997
                                 (IN MILLIONS)

                                                                               SALE
                                                                                OF
                                                                HISTORICAL     WBIS+     PRO FORMA
                                                                ----------     -----     ---------
                                                                                (A)
Total current assets..........................................    $1,302       $          $ 1,302
Plant, property and equipment.................................     4,667                    4,667
Investments...................................................       433       (105)          328
Goodwill, net.................................................     1,529                    1,529
Other assets..................................................     1,256                    1,256
                                                                  ------       -----       ------
                                                                  $9,187       $(105)     $ 9,082
                                                                  ======       =====       ======
Notes payable and current maturities of long-term debt........    $  232       $          $   232
Other current liabilities.....................................     1,240                    1,240
Long-term debt................................................     3,467       (105)        3,362
Deferred income taxes and other liabilities...................       651                      651
Minority interest.............................................       228                      228

Common stock..................................................     2,916                    2,916
Cumulative translation adjustment.............................      (128)                    (128)
Retained earnings.............................................       581                      581
                                                                  ------       -----       ------
                                                                  $9,187       $(105)     $ 9,082
                                                                  ======       =====       ======

    See accompanying Notes to the Unaudited Pro Forma Consolidated Financial
                                  Statements.

                                ITT CORPORATION

              UNAUDITED CONSOLIDATED PRO FORMA STATEMENT OF INCOME
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                    (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                       SALE OF   SALE OF   SALE OF   OTHER UNUSUAL
                                          HISTORICAL   ALCATEL     MSG      WBIS+        ITEMS       PRO FORMA
                                          ----------   -------   -------   -------   -------------   ---------
                                                         (A)       (A)       (A)
Revenues................................    $4,897      $         $          $           $            $ 4,897
Costs and expenses:
  Salaries, benefits and other
     operating..........................     3,567                                                      3,567
  Selling, general and administrative...       600                                                        600
  Restructuring charge..................        58                                         (58)(B)
  Depreciation and amortization.........       220                                                        220
                                            ------       -----     -----     ---          ----         ------
                                             4,445                                         (58)         4,387
                                            ------       -----     -----     ---          ----         ------
                                               452                                          58            510
Interest expense, net...................      (161)         13        17       5                         (126)
Gain on sale of Alcatel Alsthom
  shares................................       183        (183)
Gain on sale of investment in Madison
  Square Garden.........................       200                  (200)
Miscellaneous income (expense), net.....       (35)                   (4)      5            46(B)          12
Provision for income taxes..............      (276)         72        75                   (37)(C)       (166)
Minority equity.........................       (23)                                                       (23)
                                            ------       -----     -----     ---          ----         ------
Net income..............................    $  340      $  (98)   $ (112)    $10         $  67        $   207
                                            ======       =====     =====     ===          ====         ======
Earnings per share......................    $ 2.88                                                    $  1.75
                                            ======                                                     ======

Weighted average number of shares.......       118                                                        118
                                            ======                                                     ======

    See accompanying Notes to the Unaudited Pro Forma Consolidated Financial
                                  Statements.

                                ITT CORPORATION

              UNAUDITED CONSOLIDATED PRO FORMA STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                    (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                                        SALE
                                               SALE OF      SALE OF      OF       OTHER UNUSUAL
                                HISTORICAL     ALCATEL        MSG       WBIS+         ITEMS         PRO FORMA
                                ----------     --------     -------     -----     -------------     ---------
                                                 (A)          (A)        (A)
Revenues......................    $6,597         $           $          $                            $ 6,597

Costs and expenses:
  Salaries, benefits and other
     operating................     4,755                                                               4,755
  Selling, general and
     administrative...........       838                                                                 838
  Depreciation and
     amortization.............       276                                                                 276
                                  ------         ----         ----       ---         ------           ------
                                   5,869                                                               5,869
                                  ------         ----         ----       ---         ------           ------
                                     728                                                                 728
Interest expense, net.........      (230)          50           38         4                            (138)
Miscellaneous income
  (expense), net..............         1                        (7)        6

Provision for income taxes....      (210)         (22)         (13)       (4)                           (249)
Minority equity...............       (40)                                                                (40)
                                  ------         ----         ----       ---         ------           ------
Net Income....................    $  249         $ 28        $  18      $  6                         $   301
                                  ======         ====         ====       ===         ======           ======
Earnings per share............    $ 2.11                                                             $  2.55
                                  ======                                                              ======
Weighted average number of
  shares......................       118                                                                 118
                                  ======                                                              ======

    See accompanying Notes to the Unaudited Pro Forma Consolidated Financial
                                  Statements.

                                ITT CORPORATION

                        NOTES TO THE UNAUDITED PRO FORMA
                       CONSOLIDATED FINANCIAL STATEMENTS
             AS OF AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                    AND FOR THE YEAR ENDED DECEMBER 31, 1996

     The unaudited pro forma consolidated financial statements may not be indicative of the results that would have occurred if the transactions discussed above had actually occurred on the dates indicated or which may be obtained in the future. The unaudited pro forma consolidated financial statements should be read in conjunction with the historical consolidated financial statements and accompanying notes to such financial statements of ITT, which are incorporated by reference herein to ITT's Annual Report on Form 10-K for the Year Ended December 31, 1996 and ITT's Quarterly Report on Form 10-Q for the Quarter Ended September 30, 1997 for which Starwood Lodging accepts no responsibility. Set forth below is a discussion of the adjustments that are given effect in the unaudited pro forma consolidated financial statements.

BALANCE SHEET

     The accompanying unaudited consolidated pro forma balance sheet assumes that the following adjustments occurred as of September 30, 1997.

     (A) Pro forma effect is given to the sale of ITT's interest in WBIS+ at its book value of $105 million. On May 12, 1997, ITT and Dow Jones & Company, Inc. reached a definitive agreement to sell WBIS+, Channel 31 in New York City, to Paxson Communications Corporation ("Paxson") for a purchase price of $257.5 million.

STATEMENTS OF INCOME

     The accompanying unaudited consolidated pro forma statements of income assume the following adjustments:

     (A) Pro forma effect is given to the asset dispositions indicated in the unaudited consolidated pro forma statements of income as if such transactions had occurred at the beginning of the respective periods presented.

     (B) A $58 million pre-tax charge in connection with the restructuring of the ITT's World Headquarters operations and a $46 million pre-tax charge for costs associated with an unsolicited tender offer by Hilton Hotels Corporation for shares of ITT's common stock are included in "Other Unusual Items" for the nine months ended September 30, 1997.

     (C)  Represents the tax effects of the pro forma adjustments noted in notes
          (A) and (B).

                           STARWOOD LODGING TRUST AND
                          STARWOOD LODGING CORPORATION
                      PRO FORMA COMBINED CONSOLIDATED AND
                      SEPARATE CONSOLIDATED BALANCE SHEETS

                               SEPTEMBER 30, 1997
                                  (UNAUDITED)

     The following unaudited pro forma combined consolidated and separate consolidated balance sheets are presented as if the acquisition of Westin had occurred as of September 30, 1997.

     The unaudited pro forma combined consolidated and separate consolidated balance sheets should be read in conjunction with the separate consolidated and combined consolidated historical financial statements of the Trust and the Corporation and the notes thereto included in Starwood Lodging's Joint Annual Report on Form 10-K for the year ended December 31, 1996, the unaudited separate and combined financial statements and related notes of Starwood Lodging included in its Joint Quarterly Reports on Form 10-Q for the quarters ended March 31, 1997, June 30, 1997 and September 30, 1997, and the historical financial statements of Westin and the Notes thereto included in the Starwood Lodging Joint Current Report on Form 8-K dated September 9, 1997, each of which are incorporated by reference in this Joint Current Report on Form 8-K. In management's opinion, all pro forma adjustments necessary to reflect the effects of the acquisition of Westin have been made.

     The unaudited pro forma combined consolidated and separate consolidated balance sheets are not necessarily indicative of what the actual financial position of Starwood Lodging would have been as of September 30, 1997, nor do they purport to represent the future financial position of Starwood Lodging.

            STARWOOD LODGING TRUST AND STARWOOD LODGING CORPORATION

            UNAUDITED COMBINED CONSOLIDATED PRO FORMA BALANCE SHEET
                               SEPTEMBER 30, 1997
                                 (IN THOUSANDS)

                                                       HISTORICAL
                                                        STARWOOD                                    PRO FORMA
                                                         LODGING     WESTIN      PRO FORMA      STARWOOD LODGING
                                                         COMBINED  ACQUISITION  ADJUSTMENTS         COMBINED
                                                        ---------  -----------  -----------     ----------------
                                                           (A)          (B)

                        ASSETS
Hotel assets held for sale, net....................... $   32,215  $             $                 $   32,215
Hotel assets, net.....................................  2,323,657      874,618                      3,198,275
                                                       ----------   ----------    --------         ----------
                                                        2,355,872      874,618                      3,230,490
Mortgage notes receivable, net........................     79,465                                      79,465
Investments...........................................      1,691       75,850                         77,541
                                                       ----------   ----------    --------         ----------
    Total real estate investments.....................  2,437,028      950,468                      3,387,496
Cash and cash equivalents.............................     28,527      178,000                         28,527
                                                                      (178,000)
Accounts, interest and rent receivable................     71,709                                      71,709
Notes receivable, net.................................      2,701       14,076                         16,777
Inventories, prepaid expenses and other assets........     55,633      865,056     180,000(E)       1,100,689
                                                       ----------   ----------    --------         ----------
                                                       $2,595,598  $ 1,829,600   $ 180,000         $4,605,198
                                                       ==========   ==========    ========         ==========
         LIABILITIES AND SHAREHOLDERS' EQUITY
LIABILITIES
Collateralized notes payable and revolving lines of
  credit.............................................. $1,217,861  $ 1,030,093   $(500,000)(C)     $1,925,954
                                                                       178,000
Mortgage and other notes payable......................    218,558                                     218,558
Accounts payable and other liabilities................     79,768                  180,000(E)         259,768
Distributions payable.................................     28,447                                      28,447
                                                       ----------   ----------    --------         ----------
                                                        1,544,634    1,208,093    (320,000)         2,432,727
                                                       ----------   ----------    --------         ----------
Commitments and contingencies.........................
MINORITY INTEREST.....................................    258,926       48,993      24,768(C)         332,687
Class B exchangeable preferred pro forma shares; $.01
  par value; authorized 10,000,000; outstanding
  5,294,783, at redemption value......................                 203,849                        203,849

SHAREHOLDERS' EQUITY
Trust shares of beneficial interest,
  $.01 par value; authorized 100,000,000 shares;
    outstanding 45,725,852, 56,425,852 pro forma......        457                      107(C)             564
  $.01 par value; authorized 10,000,000 Class A
    Exchangeable preferred pro forma shares;
    outstanding 6,285,783.............................                      63                             63
Corporation common stock,
  $.01 par value; authorized 100,000,000 shares;
    outstanding 45,725,852, 56,425,852 pro forma......        457                      107(C)             564
Additional paid-in capital............................  1,094,849      368,602     475,018(C)       1,938,469
Accumulated deficit...................................   (303,725)                                   (303,725)
                                                       ----------   ----------    --------         ----------
                                                          792,038      368,665     475,232          1,635,935
                                                       ----------   ----------    --------         ----------
                                                       $2,595,598  $ 1,829,600   $ 180,000         $4,605,198
                                                       ==========   ==========    ========         ==========

       See accompanying Notes to the Unaudited Combined Consolidated and
                 Separate Consolidated Pro Forma Balance Sheet.

                             STARWOOD LODGING TRUST

                 UNAUDITED CONSOLIDATED PRO FORMA BALANCE SHEET
                               SEPTEMBER 30, 1997
                                 (IN THOUSANDS)

                                                       HISTORICAL     WESTIN       PRO FORMA       PRO FORMA
                                                         TRUST      ACQUISITION   ADJUSTMENTS        TRUST
                                                       ----------   -----------   -----------      ----------
                                                          (A)           (B)
ASSETS
Hotel assets held for sale, net......................  $    9,925   $              $               $    9,925
Hotel assets, net....................................   2,091,246       694,118                     2,785,364
                                                       ----------    ----------   ----------        ---------
                                                        2,101,171       694,118                     2,795,289
Mortgage notes receivable, net.......................      79,465                                      79,465
Mortgage notes receivable Corporation................     209,642                                     209,642
Investments..........................................       1,451        69,850                        71,301
                                                       ----------    ----------   ----------        ---------
  Total real estate investments......................   2,391,729       763,968                     3,155,697
Cash and cash equivalents............................       3,169       178,000       25,000(D)         3,169
                                                                       (178,000)     (25,000)(D)
Rent and interest receivable.........................      13,823                                      13,823
Notes receivable, net................................       2,080        14,076                        16,156
Notes receivable Corporation.........................      57,712       294,184      (25,000)(D)      326,896
Prepaid expenses and other assets....................      22,693       726,295                       748,988
                                                       ----------    ----------   ----------       ----------
                                                       $2,491,206   $ 1,798,523    $ (25,000)      $4,264,729
                                                       ==========    ==========   ==========       ==========
LIABILITIES AND SHAREHOLDERS' EQUITY
LIABILITIES
Collateralized notes payable and revolving lines of
  credit.............................................  $1,217,861   $ 1,030,093    $(475,000)(C)   $1,925,954
                                                                        178,000      (25,000)(D)
Mortgage and other notes payable.....................     217,606                                     217,606
Accounts payable and other liabilities...............      19,233                                      19,233
Distributions payable................................      28,348                                      28,348
                                                       ----------    ----------   ----------       ----------
                                                        1,483,048     1,208,093     (500,000)       2,191,141
                                                       ----------    ----------   ----------       ----------
Commitments and contingencies........................
MINORITY INTEREST....................................     247,804        46,543       21,629(C)       315,976
Class B exchangeable preferred pro forma shares; $.01
  par value; authorized 10,000,000; outstanding
  5,294,783, at redemption value.....................                   203,849                       203,849

SHAREHOLDERS' EQUITY
Trust shares of beneficial interest,
  $.01 par value; authorized 100,000,000 shares;
    outstanding 45,725,852, 56,425,852 pro forma.....         457                        107(C)           564
  $.01 par value; authorized 10,000,000 Class A
    Exchangeable preferred pro forma shares;
    outstanding 6,285,783............................                        63                            63
Additional paid-in capital...........................     979,885       339,975      453,264(C)     1,773,124
Accumulated deficit..................................    (219,988)                                   (219,988)
                                                       ----------    ----------   ----------        ---------
                                                          760,354       340,038      453,371        1,553,763
                                                       ----------    ----------   ----------       ----------
                                                       $2,491,206   $ 1,798,523    $ (25,000)      $4,264,729
                                                       ==========    ==========   ==========       ==========

       See accompanying Notes to the Unaudited Combined Consolidated and
                 Separate Consolidated Pro Forma Balance Sheet.

                          STARWOOD LODGING CORPORATION

                 UNAUDITED CONSOLIDATED PRO FORMA BALANCE SHEET
                               SEPTEMBER 30, 1997
                                 (IN THOUSANDS)

                                               HISTORICAL      WESTIN       PRO FORMA           PRO FORMA
                                               CORPORATION   ACQUISITION   ADJUSTMENTS         CORPORATION
                                               -----------   -----------   -----------         -----------
                                                   (A)           (B)
                    ASSETS
Hotel assets held for sale, net...............  $  22,290     $             $                   $  22,290
Hotel assets, net.............................    232,411       180,500                           412,911
                                                 --------      --------      --------            --------
                                                  254,701       180,500                           435,201
Investments...................................        240         6,000                             6,240
                                                 --------      --------      --------            --------
     Total real estate investments............    254,941       186,500                           441,441
Cash and cash equivalents.....................     25,358                      25,000(C),(D)       25,358
                                                                              (25,000)(D)
Accounts and interest receivable..............     57,886                                          57,886
Notes receivable, net.........................        621                                             621
Inventories, prepaid expenses and other
  assets......................................     32,940       138,761       180,000(E)          351,701
                                                 --------      --------      --------            --------
                                                $ 371,746     $ 325,261     $ 180,000           $ 877,007
                                                 ========      ========      ========            ========

LIABILITIES AND SHAREHOLDERS' EQUITY
LIABILITIES
Mortgage and other notes payable..............  $     952     $             $                   $     952
Mortgage notes payable Trust..................    209,642                                         209,642
Notes payable Trust...........................     57,712       294,184       (25,000)(D)         326,896
Accounts payable and other liabilities........     60,535                     180,000(E)          240,535
Distributions payable.........................         99                                              99
                                                 --------      --------      --------            --------
                                                  328,940       294,184       155,000             778,124
                                                 --------      --------      --------            --------
Commitments and contingencies.................
MINORITY INTEREST.............................     11,122         2,450         3,139(C),(D)       16,711
SHAREHOLDERS' EQUITY
Corporation common stock,
  $.01 par value; authorized 100,000,000
     shares; outstanding 45,725,852,
     56,425,852 pro forma.....................        457                         107(C),(D)          564
Additional paid-in capital....................    114,964        28,627        21,754(C),(D)      165,345
Accumulated deficit...........................    (83,737)                                        (83,737)
                                                 --------      --------      --------            --------
                                                   31,684        28,627        21,861              82,172
                                                 --------      --------      --------            --------
                                                $ 371,746     $ 325,261     $ 180,000           $ 877,007
                                                 ========      ========      ========            ========

       See accompanying Notes to the Unaudited Combined Consolidated and
                 Separate Consolidated Pro Forma Balance Sheet.

                           STARWOOD LODGING TRUST AND
                          STARWOOD LODGING CORPORATION

                NOTES TO THE UNAUDITED COMBINED CONSOLIDATED AND
                 SEPARATE CONSOLIDATED PRO FORMA BALANCE SHEETS
                            AS OF SEPTEMBER 30, 1997

NOTE 1. BASIS OF PRESENTATION

     (A) The Trust and the Corporation have unilateral control of Realty and Operating, respectively, and, therefore, the historical financial statements of Realty and Operating are consolidated with those of the Trust and the Corporation. Unless the context otherwise requires all references to the "Trust" and the "Corporation" include the Trust and the Corporation and those entities respectively owned or controlled by the Trust or the Corporation, including Realty and Operating, respectively.

NOTE 2. WESTIN ACQUISITION

     (B) On September 9, 1997, the Company announced the execution of a definitive agreement to acquire Westin for approximately $1.83 billion (using the closing price of $49.4375 per paired share on September 8, 1997). As part of the acquisition, Westin Worldwide will be merged into the Trust, the stock of Seattle, Lauderdale and Denver (which own the Westin Hotel Seattle, the Westin Hotel Fort Lauderdale and the Westin Hotel Tabor Center, respectively) will be contributed to Realty and the stock of Atlanta and St. John (which own the Westin Peachtree Plaza and the Westin Resort, St. John, respectively) will be contributed to Operating. Also as part of the acquisition, certain assets of Westin Worldwide, including portions of its management and franchising operations, and of Seattle, Lauderdale and Denver are expected either to be transferred to the Corporation and Operating or transferred into subsidiaries in which the Trust will own nonvoting preferred stock and less than 10% of the voting stock and the Corporation will own more than 90% of the voting stock.

     The pro forma adjustments allocate Westin's assets between the Trust and the Corporation in accordance with the terms of the acquisition. As a result, all the properties owned by Westin (other than the Westin Peachtree Plaza and the Westin Resort, St. John) are combined with the Trust. The following is a list of the hotels that are wholly-owned by Westin:

                     NAME                            CITY                STATE           TOTAL ROOMS
----------------------------------------------   -------------    -------------------    -----------
Hotels owned as of December 31, 1996
The Westin Hotel Seattle......................   Seattle          Washington                  865
The Westin San Francisco Airport..............   San Francisco    California                  388
The Westin Hotel Cincinnati...................   Cincinnati       Ohio                        448
The Westin Galleria and Oaks..................   Houston          Texas                       891
The Westin South Coast Plaza..................   Orange County    California                  396
The Westin Hotel Fort Lauderdale..............   Ft.              Florida                     293
                                                 Lauderdale
The Cherry Creek Inn..........................   Denver           Colorado                    320
                                                                                            -----
     Sub-total................................                                              3,601
                                                                                            -----

                     NAME                            CITY           STATE/TERRITORY      TOTAL ROOMS
----------------------------------------------   -------------    -------------------    -----------
Hotels acquired since January 1, 1997
The Westin Hotel Indianapolis.................   Indianapolis     Indiana                     573
The Westin Hotel Tabor Center.................   Denver           Colorado                    420
The Westin Peachtree Plaza....................   Atlanta          Georgia                   1,068
The Westin Resort.............................   St. John         U.S. Virgin Islands         285
                                                                                            -----
     Sub-total................................                                              2,346
                                                                                            -----
     Total....................................                                              5,947
                                                                                            =====

     In addition, Westin has joint venture interests in the following properties:

          NAME/OWNERSHIP PERCENTAGE                  CITY           STATE/PROVINCE       TOTAL ROOMS
----------------------------------------------   -------------    -------------------    -----------
The Westin Hotel O'Hare (49%).................   Chicago          Illinois                    525
The Westin Hotel Galleria (20%)...............   Dallas           Texas                       431
The Westin Office Building (25%)..............   Seattle          Washington                  N/A(1)
The Westin London (10%).......................   London           Ontario                     329

-------------------------
(1) contains approximately 350,000 square feet

     The acquisition price for Westin is expected to be allocated as follows (in thousands):

                                                           TRUST        CORPORATION      COMBINED
                                                         ----------     -----------     ----------
Wholly owned assets....................................  $  694,118      $ 180,500      $  874,618
Joint venture assets...................................      69,850          6,000          75,850
Notes receivable.......................................      14,076             --          14,076
Other assets(1)........................................     726,295        138,761         865,056
                                                         ----------     -----------     ----------
     Total assets......................................  $1,504,339      $ 325,261      $1,829,600
                                                          =========      =========       =========

---------------
(1) Other assets includes the value of existing management contracts, certain intangible assets, and an amount allocated to a wholly owned captive insurance company.

     As partial consideration for the acquisition of Westin, the Company intends to issue 6,285,783 shares of newly created Class A Exchangeable Preferred Stock with an aggregate value of approximately $310.8 million (using the closing stock price of $49.4375 per paired share on September 8, 1997) and 5,294,783 shares of newly created Class B Exchangeable Preferred Stock with an aggregate value of approximately $261.8 million (using the closing stock price of $49.4375 per paired share on September 8, 1997). The Company also intends to issue 991,000 limited partnership units of the Partnerships with an aggregate value of approximately $49.0 million (using the closing stock price of $49.4375 per paired share on September 8, 1997), exchangeable on a one for one basis for Class B Exchangeable Preferred Stock or paired shares. The Corporation expects to borrow approximately $294.2 million from the Trust to partially finance the acquisition of assets allocable to the Corporation.

     Finally, the Company intends to assume approximately $1.030 billion of debt and pay cash in the amount of approximately $178.0 million to be drawn down under the Company's revolving line of credit. The Company expects to refinance some of Westin's debt to obtain credit terms similar to the Company's existing credit facilities.

NOTE 3. PRO FORMA ADJUSTMENTS

     (C) The Company expects to issue, in a take-down from a shelf registration statement to be filed with the Securities and Exchange Commission in connection with a public offering, approximately 10.7 million paired shares of the Company at an initial offering price of $49.4375 per paired share (using the closing price per paired share on September 8, 1997) (the "Offering"). Total combined net proceeds from the Offering of approximately $500 million will be used partially to fund the acquisition of Westin and to paydown existing indebtedness. Minority interest has been adjusted to reflect the 16.9% proforma minority interest subsequent to the Westin acquisition.

     (D) Reflects proceeds from the Offering to the Corporation which will be used to reduce intercompany indebtedness to the Trust and will be used by the Trust to pay down existing third-party indebtedness.

     (E) Reflects estimated deferred tax liability expected to be recorded as a result of the Westin acquisition.

                           STARWOOD LODGING TRUST AND
                          STARWOOD LODGING CORPORATION

                      PRO FORMA COMBINED CONSOLIDATED AND
                 SEPARATE CONSOLIDATED STATEMENTS OF OPERATIONS

              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997 AND THE
                          YEAR ENDED DECEMBER 31, 1996
                                  (UNAUDITED)

     The following unaudited combined consolidated and separate consolidated pro forma statements of operations for the nine months ended September 30, 1997 and the year ended December 31, 1996 give effect as of January 1, 1996 to the pending acquisition of Westin. The pro forma information is based upon historical information and does not purport to present what actual results would have been had such transactions, in fact, occurred at January 1, 1996, or to project results for any future period. Historical Trust and Corporation results are for the nine months ended September 30, 1997 and the year ended December 31, 1996. The historical Westin results are for the nine months ended September 30, 1997 and the year ended December 31, 1996.

     Historical Trust and Corporation results include the results of the properties acquired in 1996 (the Westin in Washington, D.C. -- acquired on January 4, a 58.2% interest in the Park Plaza in Boston, Massachusetts -- acquired on January 24, the Doubletree Guest Suites DFW Airport in Irving, Texas, the Doubletree Guest Suites in Ft. Lauderdale, Florida and the Westin Hotel in Tampa, Florida -- all three acquired on April 26, the Midland Hotel in Chicago, Illinois -- acquired on March 22, the Clarion Hotel -- San Francisco Airport in Milbrae, California -- acquired on April 25, the Westin at the Philadelphia International Airport in Philadelphia, Pennsylvania -- acquired on June 3, the Days Inn in Philadelphia, Pennsylvania -- acquired on July 1, a portfolio of 8 hotels owned by an institution consisting of the Ritz Carlton in Kansas City, Missouri, the Ritz Carlton in Philadelphia, Pennsylvania, the Westin Hotel in Waltham, Massachusetts, the Westin LAX in Los Angeles, California, the Westin Horton Plaza in San Diego, California, the Westin Hotel Concourse in Atlanta, Georgia, the Doubletree Grand at Mall of America in Bloomington, Minnesota and the Wyndham Hotel in Ft. Lauderdale, Florida -- all acquired on August 12, a portfolio of 9 hotels owned by Hotels of Distinction Ventures, Inc. consisting of the Hotel Park Tucson in Tucson, Arizona, the Embassy Suites in Palm Desert, California, the Marque in Atlanta, Georgia, the Arlington Park Hilton in Arlington Heights, Illinois, the Sheraton Needham in Needham, Massachusetts, the Sheraton Minneapolis Metrodome in Minneapolis, Minnesota, the Embassy Suites in St. Louis, Missouri, the Radisson Marque in Winston-Salem, North Carolina (this property was sold in April, 1997) and the Allentown Hilton in Allentown, Pennsylvania -- all acquired on August 16 except the Sheraton Minneapolis Metrodome which closed on September 5, the Marriott Forrestal Village in Princeton, New Jersey -- acquired on August 29, the Doral Court and Doral Tuscany both in New York, New York -- acquired on September 19, and a 93.5% interest in the Westwood Marquis Hotel & Gardens in Westwood, California -- acquired on December 31) and the properties acquired in 1997 (the Deerfield Beach Hilton in Deerfield Beach, Florida -- acquired on January 8, the Radisson Denver South in Denver, Colorado -- acquired on January 17, the Embassy Suites Hotel in Atlanta, Georgia, the BWI Airport Marriott in Baltimore, Maryland, the Charleston Hilton North in Charleston, South Carolina, the Crowne Plaza Edison in Edison, New Jersey, the Courtyard by Marriott Crystal City in Arlington, Virginia, the Novi Hilton in Novi, Michigan, the Omni Waterside Hotel in Norfolk, Virginia, the Park Ridge Hotel in King of Prussia, Pennsylvania, the Sheraton Hotel in Long Beach, California, and the Sonoma County Hilton in Santa Rosa, California -- all acquired on February 14, the Days Inn Lake Shore Drive in Chicago, Illinois -- acquired February 21, the Hermitage Suites Hotel in Nashville, Tennessee -- acquired on March 11, the Hotel De La Poste in New Orleans, Louisiana -- acquired on March 12, the San Diego Marriott Suites in San Diego, California -- acquired on April 3, the Tremont Hotel in Chicago,
Illinois -- acquired on April 4, the Raphael Hotel in Chicago,
Illinois -- acquired May 7, the Stamford Sheraton in Stamford,
Connecticut -- acquired on June 9, the Radisson Plaza Hotel in Southfield, Michigan -- acquired on July 10, the Westin Regina Resort in Los Cabos, Mexico, the Westin Regina Resort in Cancun, Mexico, and the Westin Regina Resort in Puerto Vallarta, Mexico -- acquired on August 21, a portfolio of 15 hotels, owned by Flatley Co./Tara Hotels, located in the Northeastern United
States -- acquired on September 11, the Crowne Plaza in New Orleans,
Louisiana -- acquired on September 16, and One Washington Circle in Washington, D.C. -- acquired on September 30) from their respective dates of acquisition.

            STARWOOD LODGING TRUST AND STARWOOD LODGING CORPORATION

       UNAUDITED COMBINED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                                 (IN THOUSANDS)

                                          HISTORICAL
                                           STARWOOD                                                 PRO FORMA
                                           LODGING         W & S HOTEL LLC     PRO FORMA         STARWOOD LODGING
                                           COMBINED        & SUBSIDIARIES     ADJUSTMENTS            COMBINED
                                       ----------------    ---------------    -----------        ----------------
                                             (A)                 (B)
REVENUE
Hotel operations:
  Rooms..............................      $403,235           $ 110,869        $  24,222             $538,326
  Food & beverage....................       157,260              51,566           12,641              221,467
  Other..............................        43,119              12,916            2,683               58,718
                                           --------            --------       ----------             --------
      Total..........................       603,614             175,351           39,546(C)           818,511
Gaming...............................        11,392                                                    11,392
Interest from mortgage and other
  notes..............................        10,576               3,128                                13,704
Rent from leased hotel properties and
  income from investments............           701               1,196                                 1,897
Management fees and other income.....         6,726              60,162           (1,496)(G)           65,392
Gain (loss) on sales of real estate
  investments and non-recurring
  items..............................          (221)             13,423          (13,423)(H)             (221)
                                           --------            --------       ----------             --------
                                            632,788             253,260           24,627              910,675
                                           --------            --------       ----------             --------
EXPENSES
Hotel operations:
  Rooms..............................        98,004              23,391            5,773              127,168
  Food & beverage....................       118,058              36,798            8,780              163,636
  Other..............................       200,856              68,939           13,124              282,919
                                           --------            --------       ----------             --------
                                            416,918             129,128           27,677(C)           573,723
                                                                                  (1,496)(G)           (1,496)
                                                                                  (1,832)(I)           (1,832)
                                           --------            --------       ----------             --------
      Total..........................       416,918             129,128           24,349              570,395
Gaming...............................        12,554                                                    12,554
Interest.............................        41,139                               67,049(J)            80,438
                                                                                 (27,750)(K)
Depreciation and amortization........       104,271                               65,240(L)           169,511
Administrative and general...........        19,002              13,290                                32,292
                                           --------            --------       ----------             --------
                                            593,884             142,418          128,888              865,190
                                           --------            --------       ----------             --------
Income from operations before income
  taxes and minority interest........        38,904             110,842         (104,261)              45,485
Provision for income taxes...........                                             12,370(M)            12,370
                                           --------            --------       ----------             --------
Income from operations before
  minority interest..................        38,904           $ 110,842        $(116,631)              33,115
                                                               ========       ==========
Minority interest (N)................        10,627                                                     7,561
                                           --------                                                  --------
Income from operations...............      $ 28,277                                                  $ 25,554
                                           ========                                                  ========
Income from operations per Paired
  Share (O)..........................      $   0.60                                                  $   0.37
                                           ========                                                  ========
Weighted average number of Paired
  Shares.............................        46,830                                                    69,111
                                           ========                                                  ========

       See accompanying Notes to the Unaudited Combined Consolidated and
           Separate Consolidated Pro Forma Statements of Operations.

                             STARWOOD LODGING TRUST

            UNAUDITED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                                 (IN THOUSANDS)

                                      HISTORICAL       W & S HOTEL LLC     PRO FORMA           PRO FORMA
                                        TRUST          & SUBSIDIARIES     ADJUSTMENTS            TRUST
                                   ----------------    ---------------    -----------       ----------------
                                         (A)                 (B)
REVENUE
Rents from Corporation..........       $157,571            $               $  38,884(D)         $196,455
Interest from Corporation.......          9,776                               21,198(E)           30,974
Interest from mortgage and other
  notes.........................         10,576              3,128                                13,704
Rent from leased hotel
  properties and income from
  investments...................            701              1,196                                 1,897
Other income....................          1,853                                                    1,853
Gain on sale of real estate
  investments and non-recurring
  items.........................            283             13,423           (13,423)(H)             283
                                       --------            -------           -------             -------
                                        180,760             17,747            46,659             245,166
                                       --------            -------           -------             -------
EXPENSES
Interest........................         41,012                               67,049(J)           80,311
                                                                             (27,750)(K)
Depreciation and amortization...         88,204                               55,059(L)          143,263
Administrative and general......          7,031                                                    7,031
                                       --------            -------           -------             -------
                                        136,247                               94,358             230,605
                                       --------            -------           -------             -------
Income from operations before
  minority interest.............         44,513            $17,747         $ (47,699)             14,561
                                                           =======           =======
Minority interest (N)...........          9,957                                                    2,790
                                       --------                                                  -------
Income from operations..........       $ 34,556                                                 $ 11,771
                                       ========                                                  =======
Income from operations per share
  (O)...........................       $   0.73                                                 $   0.17
                                       ========                                                  =======
Weighted average number
  of shares.....................         46,830                                                   69,111
                                       ========                                                  =======

       See accompanying Notes to the Unaudited Combined Consolidated and
           Separate Consolidated Pro Forma Statements of Operations.

                          STARWOOD LODGING CORPORATION

            UNAUDITED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                                 (IN THOUSANDS)

                                     HISTORICAL     W & S HOTEL LLC     PRO FORMA            PRO FORMA
                                     CORPORATION    & SUBSIDIARIES     ADJUSTMENTS          CORPORATION
                                     -----------    ---------------    -----------      -------------------
                                         (A)              (B)
REVENUE
Hotel operations:
  Rooms............................   $ 403,235        $ 110,869        $  24,222            $ 538,326
  Food & beverage..................     157,260           51,566           12,641              221,467
  Other............................      43,119           12,916            2,683               58,718
                                       --------         --------        ---------             --------
     Total.........................     603,614          175,351           39,546(C)           818,511
Gaming.............................      11,392                                                 11,392
Management fees and other income...       4,873           60,162           (1,496)(G)           63,539
Loss on sales of real estate
  investments......................        (504)                                                  (504)
                                       --------         --------        ---------             --------
                                        619,375          235,513           38,050              892,938
                                       --------         --------        ---------             --------
EXPENSES
Hotel operations:
  Rooms............................      98,004           23,391            5,773              127,168
  Food & beverage..................     118,058           36,798            8,780              163,636
  Other............................     200,856           68,939           13,124              282,919
                                       --------         --------        ---------             --------
                                        416,918          129,128           27,677(C)           573,723
                                                                           (1,496)(G)           (1,496)
                                                                           (1,832)(I)           (1,832)
                                       --------         --------        ---------             --------
     Total.........................     416,918          129,128           24,349              570,395
Gaming.............................      12,554                                                 12,554
Rent to Trust......................     157,571                            38,884(D)           196,455
Interest to Trust..................       9,776                            21,198(E)            30,974
Interest...........................         127                                                    127
Depreciation and amortization......      16,067                            10,181(L)            26,248
Administrative and general.........      11,971           13,290                                25,261
                                       --------         --------        ---------             --------
                                        624,984          142,418           94,612              862,014
                                       --------         --------        ---------             --------
Income (loss) before income taxes
  and minority interest............      (5,609)          93,095          (56,562)              30,924
Provision for income taxes.........                                        12,370(M)            12,370
                                       --------         --------        ---------             --------
Income before minority interest....      (5,609)       $  93,095        $ (68,932)              18,554
                                                        ========        =========
Minority interest(N)...............         670                                                  4,771
                                       --------                                               --------
Net income (loss)..................   $  (6,279)                                             $  13,783
                                       ========                                               ========
Net income (loss) per share(O).....   $   (0.13)                                             $    0.20
                                       ========                                               ========
Weighted average number of
  shares...........................      46,830                                                 69,111
                                       ========                                               ========

       See accompanying Notes to the Unaudited Combined Consolidated and
           Separate Consolidated Pro Forma Statements of Operations.

            STARWOOD LODGING TRUST AND STARWOOD LODGING CORPORATION

       UNAUDITED COMBINED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                                 (IN THOUSANDS)

                                                                  W & S HOTEL
                                                HISTORICAL            LLC                               PRO FORMA
                                             STARWOOD LODGING          &           PRO FORMA         STARWOOD LODGING
                                                 COMBINED        SUBSIDIARIES     ADJUSTMENTS            COMBINED
                                             ----------------    -------------    -----------       ------------------
                                                   (A)                (B)
REVENUE
Hotel operations:
  Rooms...................................       $260,175          $ 102,091       $   65,559            $427,825
  Food & beverage.........................         94,816             52,036           33,551             180,403
  Other...................................         30,119             14,245            7,743              52,107
                                                 --------           --------         --------            --------
      Total...............................        385,110            168,372          106,853(C)          660,335
Gaming....................................         23,630                                                  23,630
Interest from mortgage and other notes....         11,262              1,712                               12,974
Rent from leased hotel properties and
  income from investments.................            822              5,036           (3,406)(F)           2,452
Management fees and other income..........          3,424             69,693             (753)(G)          72,364
Gain on sales of real estate
  investments.............................          4,290                                                   4,290
                                                 --------           --------         --------            --------
                                                  428,538            244,813          102,694             776,045
                                                 --------           --------         --------            --------
EXPENSES
Hotel operations:
  Rooms...................................         67,017             23,221           15,655             105,893
  Food & beverage.........................         72,696             36,569           23,503             132,768
  Other...................................        135,302             73,270           35,759             244,331
                                                 --------           --------         --------            --------
                                                  275,015            133,060           74,917(C)          482,992
                                                                                         (753)(G)            (753)
                                                                                         (997)(I)            (997)
                                                 --------           --------         --------            --------
      Total...............................        275,015            133,060           73,167             481,242
Gaming....................................         21,834                                                  21,834
Interest..................................         23,337                              89,397(J)           75,734
                                                                                      (37,000)(K)
Depreciation and amortization.............         55,745                              86,986(L)          142,731
Administrative and general................         16,495             23,990                               40,485
                                                 --------           --------         --------            --------
                                                  392,426            157,050          212,550             762,026
                                                 --------           --------         --------            --------
Income before income taxes and
  minority interest.......................         36,112             87,763         (109,856)             14,019
Provision for income taxes................                                              9,803(M)            9,803
                                                 --------           --------         --------            --------
Income before minority interest...........         36,112          $  87,763       $ (119,659)              4,216
                                                                    ========         ========
Minority interest (N).....................         10,238                                                   2,460
                                                 --------                                                --------
Net income................................       $ 25,874                                                $  1,756
                                                 ========                                                ========
Net income per Paired Share (O)...........       $   0.87                                                $   0.03
                                                 ========                                                ========
Weighted average number of Paired
  Shares..................................         29,884                                                  52,165
                                                 ========                                                ========

       See accompanying Notes to the Unaudited Combined Consolidated and
           Separate Consolidated Pro Forma Statements of Operations.

                             STARWOOD LODGING TRUST

            UNAUDITED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                                 (IN THOUSANDS)

                                        HISTORICAL       W & S HOTEL LLC     PRO FORMA          PRO FORMA
                                          TRUST          & SUBSIDIARIES     ADJUSTMENTS           TRUST
                                     ----------------    ---------------    -----------      ---------------
                                           (A)                 (B)
REVENUE
Rents from Corporation.............      $ 87,593            $               $  38,394(D)       $ 125,987
Interest from Corporation..........         9,084                               28,264(E)          37,348
Interest from mortgage and other
  notes............................        11,262              1,712                               12,974
Rent from leased hotel properties
  and income from investments......           822              5,036            (3,406)(F)          2,452
Other income.......................         2,008                                                   2,008
Gain on sale of real estate
  investments......................         4,290                                                   4,290
                                         --------             ------          --------           --------
                                          115,059              6,748            63,252            185,059
                                         --------             ------          --------           --------
EXPENSES
Interest...........................        23,088                               89,397(J)          75,485
                                                                               (37,000)(K)
Depreciation and amortization......        42,517                               73,411(L)         115,928
Administrative and general.........         4,134                                                   4,134
                                         --------             ------          --------           --------
                                           69,739                              125,808            195,547
                                         --------             ------          --------           --------
Income (loss) before minority
  interest.........................        45,320            $ 6,748         $ (62,556)           (10,488)
                                                              ======          ========
Minority interest (N)..............        11,731                                                    (498)
                                         --------                                                --------
Net income (loss)..................      $ 33,589                                               $  (9,990)
                                         ========                                                ========
Net income (loss) per share (O)....      $   1.12                                               $   (0.19)
                                         ========                                                ========
Weighted average number of
  shares...........................        29,884                                                  52,165
                                         ========                                                ========

       See accompanying Notes to the Unaudited Combined Consolidated and
            Separate Consolidated Pro Forma Statements of Operations

                          STARWOOD LODGING CORPORATION

            UNAUDITED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                                 (IN THOUSANDS)

                                                 HISTORICAL     W & S HOTEL LLC     PRO FORMA         PRO FORMA
                                                 CORPORATION    & SUBSIDIARIES     ADJUSTMENTS        CORPORATION
                                                 -----------    ---------------    -----------        ---------
                                                     (A)              (B)
REVENUE
Hotel operations:
  Rooms........................................   $ 260,175        $ 102,091        $  65,559         $427,825
  Food & beverage..............................      94,816           52,036           33,551          180,403
  Other........................................      30,119           14,245            7,743           52,107
                                                   --------         --------         --------         --------
      Total....................................     385,110          168,372          106,853(C)       660,335
Gaming.........................................      23,630                                             23,630
Management fees and other income...............       1,416           69,693             (753)(G)       70,356
                                                   --------         --------         --------         --------
                                                    410,156          238,065          106,100          754,321
                                                   --------         --------         --------         --------
EXPENSES
Hotel operations:
  Rooms........................................      67,017           23,221           15,655          105,893
  Food & beverage..............................      72,696           36,569           23,503          132,768
  Other........................................     135,302           73,270           35,759          244,331
                                                   --------         --------         --------         --------
                                                    275,015          133,060           74,917(C)       482,992
                                                                                         (753)(G)         (753)
                                                                                         (997)(I)         (997)
                                                   --------         --------         --------         --------
      Total....................................     275,015          133,060           73,167          481,242
Gaming.........................................      21,834                                             21,834
Rent to Trust..................................      87,593                            38,394(D)       125,987
Interest to Trust..............................       9,084                            28,264(E)        37,348
Interest.......................................         249                                                249
Depreciation and amortization..................      13,228                            13,575(L)        26,803
Administrative and general.....................      12,361           23,990                            36,351
                                                   --------         --------         --------         --------
                                                    419,364          157,050          153,400          729,814
                                                   --------         --------         --------         --------
Income (loss) before income taxes and minority
  interest.....................................      (9,208)          81,015          (47,300)          24,507
Provision for income taxes.....................                                         9,803(M)         9,803
                                                   --------         --------         --------         --------
Income before minority interest................      (9,208)       $  81,015        $ (57,103)          14,704
                                                                    ========         ========         ========
Minority interest (N)..........................      (1,493)                                             2,958
                                                   --------                                           --------
Net income (loss)..............................   $  (7,715)                                          $ 11,746
                                                   ========                                           ========
Net income (loss) per share (O)................   $   (0.26)                                          $   0.22
                                                   ========                                           ========
Weighted average number of shares..............      29,884                                             52,165
                                                   ========                                           ========

       See accompanying Notes to the Unaudited Combined Consolidated and
           Separate Consolidated Pro Forma Statements of Operations.

                           STARWOOD LODGING TRUST AND
                          STARWOOD LODGING CORPORATION

                NOTES TO THE UNAUDITED COMBINED CONSOLIDATED AND
            SEPARATE CONSOLIDATED PRO FORMA STATEMENTS OF OPERATIONS
              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997 AND THE
                          YEAR ENDED DECEMBER 31, 1996

NOTE 1. BASIS OF PRESENTATION

     The Trust and the Corporation have unilateral control of Realty and Operating, respectively, and, therefore, the historical financial statements of Realty and Operating are consolidated with those of the Trust and the Corporation. Unless the context otherwise requires, all references herein to the "Company" refer to the Trust and the Corporation, and all references to the "Trust" and the "Corporation" include the Trust and the Corporation and those entities respectively owned or controlled by the Trust or the Corporation, including Realty and Operating.

NOTE 2. PRO FORMA ADJUSTMENTS

     (A) Reflects the Company's historical statements of operations. Results of operations for properties sold or pending sale are not considered material to the pro forma presentation. The historical statements of operations for the year ended December 31, 1996 exclude the impact of extraordinary items.

     (B) Reflects Westin's historical statements of operations excluding depreciation and amortization, interest expense and provision for income taxes which are reflected as pro forma adjustments. The following is a reconciliation of the historical results of Westin in the pro forma statements of operations to the unaudited statement of operations for the nine months ended September 30, 1997 and to the audited statement of operations for the year ended December 31, 1996:

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997:
Income before depreciation and amortization, interest and provision for income taxes per pro forma combined statement of operations............................  $110,842
Depreciation and amortization.....................................................    36,402
Interest expense..................................................................    34,536
Provision for income taxes........................................................    16,295
                                                                                      ------
Net income per unaudited statement of operations..................................  $ 23,609
                                                                                      ======
FOR THE YEAR ENDED DECEMBER 31, 1996:
Income before depreciation and amortization, interest and provision for income taxes per pro forma combined statement of operations............................  $ 87,763
Depreciation and amortization.....................................................    42,566
Interest expense..................................................................    41,965
Provision for income taxes........................................................     3,904
                                                                                      ------
Net loss per audited statement of operations......................................  $   (672)
                                                                                      ======

     Listed below are the effects each wholly-owned hotel had on the combined pro forma statements of operations for the nine months ended September 30, 1997 and the year ended December 31, 1996 (in thousands):

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997

                                                                                        EXCESS OF
                                                                                        REVENUES
                        HOTEL                           REVENUES       EXPENSES       OVER EXPENSES
-----------------------------------------------------   --------       --------       -------------
The Westin Hotel Seattle.............................   $ 35,816       $ 22,320          $13,496
The Westin Hotel San Francisco Airport...............     19,058         13,039            6,019
The Westin Hotel Cincinnati..........................     15,547         11,719            3,828
The Westin Hotel Galleria and Oaks...................     34,573         30,494            4,079
The Westin South Coast Plaza.........................     14,878         12,775            2,103
The Westin Hotel Fort Lauderdale.....................      8,377          6,862            1,515
The Cherry Creek Inn.................................      6,033          4,109            1,924
The Westin Hotel Indianapolis (acquired March 4,
  1997)..............................................     16,566         10,873            5,693
The Westin Hotel Tabor Center (acquired June 24,
  1997)..............................................      7,114          4,400            2,714
The Westin Peachtree Plaza (acquired June 4, 1997)...     17,389         12,537            4,852
The Westin Resort St. John (acquired May 15,
  1997)(1)...........................................
                                                        --------       --------          -------
     Total...........................................   $175,351       $129,128          $46,223
                                                        ========       ========          =======

---------------
(1) Hotel closed for renovation due to hurricane damage.

FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                                         EXCESS OF
                                                                                         REVENUES
                                                                                           OVER
                          HOTEL                             REVENUES      EXPENSES       EXPENSES
---------------------------------------------------------   --------      --------       ---------
The Westin Hotel Seattle.................................   $ 45,547      $ 32,013        $13,534
The Westin Hotel San Francisco Airport...................     21,905        16,463          5,442
The Westin Hotel Cincinnati..............................     20,672        16,014          4,658
The Westin Hotel Galleria and Oaks.......................     43,880        39,018          4,862
The Westin South Coast Plaza.............................     18,147        15,106          3,041
The Westin Hotel Fort Lauderdale.........................     11,500         9,665          1,835
The Cherry Creek Inn.....................................      6,721         4,781          1,940
                                                            --------      --------       ---------
     Total...............................................   $168,372      $133,060        $35,312
                                                            ========      ========        =======

     Listed below are the effects each joint venture had on the combined pro forma statements of operations for the nine months ended September 30, 1997 and the year ended December 31, 1996 (in thousands):

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997

                                             WESTIN
                                             O'HARE     GALLERIA     SIXTH &       VINWEST HOTEL
                                              HOTEL      HOTEL       VIRGINIA     LONDON ONTARIO,
                                             VENTURE    VENTURE     PROPERTIES        INC.(1)          TOTAL
                                             -------    --------    ----------    ----------------    -------
Operating revenues........................   $23,400    $ 22,403      $7,443           $4,810         $58,056
Operating expenses........................    17,491      14,485       3,527            4,524          40,027
Depreciation and amortization.............     2,156       2,736       1,960              319           7,171
                                             -------    --------    ----------        -------         -------
Operating income..........................     3,753       5,182       1,956              (33)         10,858
Interest expense..........................     1,714       4,336       1,738              318           8,106
Other expense (income)....................                   (30)        (55)              23             (62)
                                             -------    --------    ----------        -------         -------
  Net income (loss).......................     2,039         876         273             (374)          2,814
                                             -------    --------    ----------        -------         -------
Westin ownership percentage...............        49%         20%         25%              10%
                                             -------    --------    ----------        -------         -------
Westin Share..............................   $   990    $    175      $   68           $  (37)        $ 1,196
                                             =======     =======     =======      ===========         =======

-------------------------
(1) Westin acquired an interest in this property in February, 1997.

FOR THE YEAR ENDED DECEMBER 31, 1996

                                                             WESTIN
                                                ARIZONA      O'HARE     GALLERIA    SIXTH &
                                               BILTMORE       HOTEL      HOTEL      VIRGINIA
                                              PARTNERS(1)    VENTURE    VENTURE    PROPERTIES     TOTAL
                                              -----------    -------    -------    ----------    --------
Operating revenues..........................    $55,653      $29,395    $30,586      $8,446      $124,080
Operating expenses..........................     39,847       22,268     20,124       4,067        86,306
Depreciation and amortization...............      5,298        2,029      3,344       2,114        12,785
                                              -----------    -------    -------    ----------    --------
Operating income............................     10,508        5,098      7,118       2,265        24,989
Interest expense............................      5,851        2,214      5,638       2,418        16,121
Other expense...............................                                150                       150
                                              -----------    -------    -------    ----------    --------
  Net income (loss).........................      4,657        2,884      1,330        (153)        8,718
                                              -----------    -------    -------    ----------    --------
Westin ownership percentage.................         50%          49%        20%         25%
                                              -----------    -------    -------    ----------    --------
                                                  2,328        1,402        266         (38)        3,958
Preferred return............................      1,078                                             1,078
                                              -----------    -------    -------    ----------    --------
Westin Share................................    $ 3,406      $ 1,402    $   266      $  (38)     $  5,036
                                               ========      =======    =======     =======      ========

-------------------------
(1) Ownership interest sold in February, 1997 (see footnotes F and H below).

     (C) Since January 1, 1997 Westin has acquired four hotel properties including the 573-room Westin Hotel Indianapolis in Indianapolis, Indiana acquired on March 4, 1997; the 285-room Westin Resort, St. John on the U.S. Virgin Islands acquired on May 15, 1997; the 1,068-room Westin Peachtree Plaza in Atlanta, Georgia acquired on June 4, 1997; and the 420-room Westin Hotel Tabor Center in Denver, Colorado acquired on June 24, 1997.

     Listed below are the pro forma adjustments necessary to show the effect on the results of operations of the acquired hotels as if they had been acquired at January 1, 1996:

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997

                                                                                            EXCESS OF
                                                                                            REVENUES
                                                                                              OVER
                             HOTEL                                  REVENUES    EXPENSES    EXPENSES
----------------------------------------------------------------    --------    --------    ---------
The Westin Hotel Tabor Center...................................    $ 11,854    $  8,531     $ 3,323
The Westin Hotel Indianapolis...................................       3,215       2,832         383
The Westin Peachtree Plaza......................................      24,477      16,314       8,163
The Westin Resort St. John(1)...................................
                                                                    --------    --------    ---------
  Total.........................................................    $ 39,546    $ 27,677     $11,869
                                                                     =======     =======     =======

-------------------------
(1) Hotel closed for renovation due to hurricane damage.

FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                                           EXCESS OF
                                                                                           REVENUES
                                                                                             OVER
                             HOTEL                                 REVENUES    EXPENSES    EXPENSES
----------------------------------------------------------------   --------    --------    ---------
The Westin Hotel Tabor Center...................................   $ 23,131    $ 16,456     $ 6,675
The Westin Hotel Indianapolis...................................     25,606      18,276       7,330
The Westin Peachtree Plaza......................................     58,116      40,185      17,931
The Westin Resort St. John(1)...................................
                                                                   --------    --------    ---------
  Total.........................................................   $106,853    $ 74,917     $31,936
                                                                   ========     =======     =======

-------------------------
(1) Hotel closed for renovation due to hurricane damage.

     (D) The Trust intends to lease the hotels it will acquire to the Corporation under leases that provide for annual base or minimum rents plus contingent or percentage rents based on the gross revenue of the properties and are accounted for as operating leases.

     (E) Reflects interest expense on funds borrowed by the Corporation from the Trust to acquire certain assets in the Westin transaction including the Westin Peachtree Plaza in Atlanta, Georgia and the Westin Resort St. John on the U.S. Virgin Islands.

     (F) Reflects the elimination of joint venture income related to the sale, during February 1997, of Westin's 50% ownership investment in the Biltmore Hotel Partners.

     (G) Reflects the elimination of franchise fees paid by the Company to Westin on seven Westin hotels owned by the Company as of September 30, 1997 including the Westin Los Angeles Airport in Los Angeles, California; the Westin Horton Plaza in San Diego, California; the Westin Washington in Washington, DC; the Westin Tampa Airport in Tampa, Florida; the Westin Atlanta North in Atlanta, Georgia; the Westin Philadelphia Airport in Philadelphia, Pennsylvania and the Westin Waltham in Waltham, Massachusetts.

     (H) Reflects the elimination of non-recurring items including gains on disposal of investments in partnership and hotel companies, gains on curtailment of benefit plans, a litigation settlement charge and miscellaneous income and expense.

     (I) Reflects the elimination of franchise fees incurred by the Company on hotels the Company intends to convert to Westins. These franchise fees represent franchise fees incurred from the date the hotel was acquired until the end of each period presented and therefore may not represent a full period of franchise fees expense.

     (J) Reflects the addition of interest expense at the Company's current weighted average borrowing rate (7.4%) on the $1.030 billion of assumed debt and the $178.0 million cash drawn down to acquire Westin.

     (K) Reflects the reduction of interest expense due to the pay down of approximately $500.0 million of debt with the net proceeds of a public offering of approximately 10.7 million paired shares at $49.4375 per paired share (using the closing price per paired share on September 8, 1997).

     (L) Reflects depreciation and amortization expense on the Company's basis in the assets acquired in the Westin transaction.

     (M) Reflects the estimated income tax expense on the pro forma Corporation results using an effective income tax rate of 40%.

     (N) Reflects the minority interests of the partners in the income of the Partnerships.

     (O) Net income (loss) per paired share has been computed using the weighted average number of paired shares and equivalent paired shares outstanding and includes Class A and Class B Exchangeable Preferred Stock expected to be issued as partial consideration for the Westin acquisition (see footnote B to the unaudited combined consolidated and separate consolidated pro forma balance sheets) and common stock expected to be issued pursuant to a public offering (see footnote K above). All paired share information has been adjusted to reflect a 3-for-2 stock split effective January 27, 1997.